--------------------------------------------------------------------------------
             Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  13
Independent Auditors' Report...........  17
Dividend Reinvestment Plan.............  18

--------------------------------------------------------------------------------
                   Letter to Shareholders
--------------------------------------------------------------------------------

October 12, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.


[PHOTO]
Dennis J. McDonnell and Don G. Powell




Economic Overview
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 percent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of August, while its price rose more than 14 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 6.30 percent at the end of August. Although municipal bond yields have declined, they are still offering competitive yields, particularly to those investors in higher tax brackets.
  Closer to home, the California municipal bond market suffered from the default of Orange County securities and the county's June 27 election, in which voters turned down a half-cent sales tax increase to repay the obligations. We are pleased to report that the Trust was not materially impacted by the Orange County bankruptcy or the subsequent defeat of a half-cent sales tax proposal. More than 40 percent of the Trust's portfolio is rated AAA, the highest rating assigned to municipal bonds by Standard and Poor's Ratings Group.


                       (Continued on page two)


                         1


Performance Summary
  The Trust produced a tax-exempt distribution rate of 7.00 percent<F3>, based on the closing stock price of $15.00 per common share on August 31, 1995. Since income from the Trust is exempt from federal and state income tax, it is also important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for California residents in the combined marginal tax bracket of 43 percent, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 12.28 percent<F4>. Additionally, for the one-year period ended August 31, 1995, the Trust generated a total return at market price of 3.95 percent<F1>, which includes reinvestment of dividends and capital gains.
  One element influencing the performance of the municipal market this year has been the ongoing debate over tax reform. While there has been varied speculation about the impact of reform, no one is certain about what will happen. Consequently, the municipal market may continue to experience short-term market fluctuations as various proposals come to the forefront. We will keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

Outlook
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate between 2 and 3 percent in the second half of the year, and that inflation will run at an annualized rate between 3.1 and 3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets---including municipal bonds---will continue to make positive gains.
  As interest rates continue to fall in response to further easing by the Fed, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. We believe the Trust's portfolio is well positioned to take advantage of a declining and sustained short-term interest rate environment.
  Once again, it is important to remember that financial markets will inevitably experience highs and lows, but by maintaining a long-term investment perspective, you may ride the ups and downs of the markets more easily as you pursue your investment goals.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,


Don G. Powell                   Dennis J. McDonnell
Chairman                        President
Van Kampen American Capital     Van Kampen American Capital
Investment Advisory Corp.       Investment Advisory Corp.

                           2



                 Performance Results for the Period Ended August 31, 1995
                  Van Kampen Merritt California Quality Municipal Trust
                              (NYSE Ticker Symbol-VQC)
Total Returns
One-year total return based on market price<F1>.....................      3.95%
One-year total return based on NAV<F2>..............................     10.02%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>....      7.00%
Taxable-equivalent distribution rate as a % of initial offer common
stock price<F4>.....................................................     12.28%
Distribution rate as a % of closing common stock price<F3>..........      7.00%
Taxable-equivalent distribution rate as a % of closing common stock
price<F4>...........................................................     12.28%

Share Valuations
Net asset value.....................................................  $   16.13
Closing common stock price..........................................  $  15.000
One-year high common stock price (09/08/94).........................  $  15.750
One-year low common stock price (11/14/94)..........................  $  11.875
Preferred share rate<F5>............................................      3.74%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5>See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                         3

                       Portfolio of Investments
                         August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         Municipal Bonds
         California   92.8%
$ 1,610  Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
         Ser A Rfdg ..............................................   7.500%  05/01/23  $  1,691,595
  2,310  California Hlth Fac Fin Auth Rev Insd CA Lutheran Homes
         (Prerefunded @ 10/01/00) ................................   7.500   10/01/11     2,660,750
  1,800  California Hlth Fac Fin Auth Rev Kaiser Permanente Ser A
         .........................................................   7.000   12/01/10     1,940,832
    330  California Hsg Fin Agy Rev Home Mtg Ser D (FHA Gtd) .....   7.875   08/01/31       345,038
  2,370  California Hsg Fin Agy Rev Home Mtg Ser E (FHA Gtd) .....   8.350   08/01/19     2,535,639
  1,125  California Hsg Fin Agy Rev Home Mtg Ser F (FHA Gtd) .....   6.750   08/01/11     1,176,750
  2,120  California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA Insd)....   7.000   08/01/26     2,221,272
  3,000  California Hsg Fin Agy Rev Multi Unit Rental Hsg Ser C
         II ......................................................   6.850   08/01/15     3,108,960
  8,190  California Hsg Fin Agy Rev Multi Unit Rental Hsg Ser C
         II ......................................................   6.875   08/01/24     8,389,181
 10,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southern
         CA Edison Co (Embedded Cap) (AMBAC Insd) ................   6.000   07/01/27     9,815,500
  4,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev Southern
         CA Edison Co Ser B (AMBAC Insd) .........................   6.400   12/01/24     4,083,400
  7,800  California Pollutn Ctl Fin Auth Solid Waste Disp Rev
         North Cnty Recycling Ser A ..............................   6.750   07/01/17     8,109,036
  1,000  California St Veteran Ser Bd (AMBAC Insd) ...............   6.200   02/01/16     1,001,460
  3,655  California St Cpn Muni Rcpts ............................       *   03/01/08     1,808,202
  3,655  California St Cpn Muni Rcpts ............................       *   09/01/09     1,634,845
  9,600  California St Prin Muni Rcpts ...........................       *   09/01/09     4,293,984
  1,125  California Statewide Cmntys Dev Auth Rev Ctfs Partn
         Saint Joseph Hlth (AMBAC Insd) ..........................   6.100   07/01/07     1,201,230
  9,000  California Statewide Cmntys Dev Corp Ctfs Partn Insd
         United Westn Med Cent ...................................   6.750   12/01/21     9,308,880
  6,500  Capistrano, CA Unified Sch Dist Cmnty Fac Dist Spl Tax
         No 87-1 .................................................   8.375   10/01/20     6,939,010
  1,620  Carson, CA Impt Bond Act 1915 Assmt Dist No 92-1 ........   7.375   09/02/22     1,660,824
  1,000  Central Contra Costa, CA Sanitation Dist Rev Wastewtr
         Fac Impt Proj (MBIA Insd) ...............................   6.250   09/01/11     1,049,490
  1,870  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
         Workers C ...............................................       *   08/01/97     1,730,685

                                     4  See Notes to Financial Statements

                       Portfolio of Investments (Continued)
                         August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
          California (Continued)
$  1,860  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *%  02/01/98  $  1,679,059
   1,930  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *   08/01/98     1,705,734
   1,940  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *   02/01/99     1,667,469
   2,000  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *   08/01/99     1,681,380
   1,895  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *   02/01/00     1,544,141
   2,055  Central San Joaquin Vly, CA Risk Mgmt Auth Rev Pooled
          Workers C .............................................        *   02/01/01     1,589,378
   2,680  Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront Ser D
          Rfdg <F2> .............................................    8.625   09/01/24     2,970,164
   1,176  Contra Costa Cnty, CA Multi Family Hsg Rev Crescent
          Park Apts Proj B (GNMA Collateralized) ................    7.800   12/20/14     1,319,096
   1,000  Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev Ser A
          .......................................................    7.100   08/01/22     1,035,260
   1,955  Delano, CA Ctfs Partn Ser A ...........................    9.250   01/01/22     2,228,113
     990  Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg ..................................................    7.875   02/01/15       990,000
  10,000  Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser A ....        *   01/01/27     1,133,700
   2,000  Foothill/Eastern Tran Agy Conv Cap Apprec Sr Lien Ser
          A <F4>.................................................  0/7.050   01/01/10     1,096,800
   1,500  Huntington Beach, CA Pub Fin Auth Rev Huntington Beach
          Redev Proj ............................................    7.000   08/01/24     1,413,435
   2,140  Inglewood, CA Redev Agy Tax Alloc Century Redev Proj
          Ser A .................................................    6.125   07/01/13     2,057,931
     665  Inglewood, CA Redev Agy Tax Alloc Century Redev Proj
          Ser A .................................................    6.125   07/01/23       617,758
   3,205  Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr &
          Wastewtr Sys Fin Proj A (MBIA Insd) ...................    6.700   03/01/22     3,372,269
   5,000  Long Beach, CA Harbor Rev Ser A (MBIA Insd) ...........    7.375   05/15/09     5,441,100
   7,000  Los Angeles Cnty, CA Ctfs Partn Multi Cap Fac Proj
          (Embedded Swap) .......................................    7.900   11/01/11     7,348,880
  12,000  Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni Oblig
          Ser A (MBIA Insd) <F3> <F4> ...........................  0/6.900   06/30/08    12,668,400

                                      5      See Notes to Financial Statements


                       Portfolio of Investments (Continued)
                         August 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                 Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------------
          California (Continued)
$  1,935  Los Angeles, CA Cmnty Redev Agy Ctfs Partn Allright
          Garage ...................................................   7.550%  11/01/08  $  2,046,127
   1,780  Los Angeles, CA Single Family Home Mtg Rev Pgm A (GNMA
          Collateralized) ..........................................   6.875   06/01/25     1,842,514
     825  Mendota & Parlier, CA Unified Sch Dist Ctfs Partn Cap
          Outlay Fin Pgm ...........................................   7.400   01/01/06       867,578
     195  Mendota & Parlier, CA Unified Sch Dist Ctfs Partn Cap
          Outlay Fin Pgm ...........................................   7.500   01/01/11       204,046
     635  Mendota & Parlier, CA Unified Sch Dist Ctfs Partn Cap
          Outlay Fin Pgm ...........................................   7.550   01/01/17       662,178
   1,000  Montebello, CA Unified Sch Dist Ctfs Partn Cap Impts Proj.   6.300   06/01/11       997,900
   2,490  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded Cap)
          (AMBAC Insd) .............................................   5.125   12/01/23     2,197,027
   2,250  Orange Cnty, CA Cmnty Fac Dist Spl Tax No 87 5B Rancho
          Santa Margarit (Prerefunded @ 08/15/02) (MBIA Insd) ......   7.500   08/15/17     2,652,592
   3,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) ..........   5.750   06/01/15     2,890,050
   2,000  Paradise, CA Irrigation Dist Rev Ctfs Partn Wtr Sys Pr....   6.400   01/01/14     2,002,540
   1,165  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ............   6.250   08/01/09     1,233,246
   6,000  Paramount, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Ser B (MBIA Insd) ........................................       *   08/01/26       775,020
   1,500  Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Cent West..       *   12/01/07       665,130
   2,000  Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic Cent West..       *   12/01/17       421,960
   4,000  Pittsburg, CA Pub Fin Auth Wastewtr Rev (Prerefunded @
          06/01/01) (FGIC Insd) ....................................   6.800   06/01/22     4,540,560
   2,000  Port Oakland, CA Port Rev Ser A (BIGI Insd) ..............   7.600   11/01/16     2,141,120
   1,000  Port of Oakland, CA Spl Fac Rev Mitsui O.S.K. Line Ltd
          Ser A ....................................................   6.800   01/01/19     1,021,820
   1,265  Redding, CA Redev Agy Tax Alloc Market Street Redev Proj
          Ser A ....................................................   6.700   09/01/23     1,269,870
   5,000  Sacramento, CA City Fin Auth Rev (Prerefunded @ 11/01/01).   6.800   11/01/20     5,712,150
   6,000  San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn Ser 91 B
          (Inverse Fltg) (MBIA Insd) ...............................   8.370   04/08/21     6,202,500
   2,650  San Diego, CA Indl Dev Rev San Diego Gas & Elec Ser A
          (MBIA Insd) ..............................................   6.400   09/01/18     2,737,768

                  6                    See Notes to Financial Statements

                       Portfolio of Investments (Continued)
                         August 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------------
            California (Continued)
$  11,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec Ser A
            (Embedded Cap) (AMBAC Insd) ..........................  6.210%  09/01/19  $ 11,033,000
    2,305   San Francisco, CA City & Cnty Redev Agy Hotel Tax Rev
            (Cap Guar Insd) ......................................  6.750   07/01/15     2,479,074
    5,000   San Francisco, CA City & Cnty Redev Agy Lease Rev
            George Moscone .......................................  *       07/01/08     2,356,050
    3,520   San Francisco, CA City & Cnty Redev Agy Lease Rev
            George Moscone .......................................  *       07/01/09     1,539,190
    4,250   San Francisco, CA City & Cnty Redev Agy Lease Rev
            George Moscone .......................................  *       07/01/12     1,500,845
    2,130   San Francisco, CA City & Cnty Redev Agy Lease Rev
            George Moscone .......................................  *       07/01/14       653,250
      800   San Francisco, CA City & Cnty Redev Agy Lease Rev
            George Moscone (Cap Guar Insd) .......................  6.750   07/01/15       859,744
    1,000   San Jose, CA Arpt Rev (AMBAC Insd) ...................  7.500   03/01/18     1,094,570
    1,000   San Jose, CA Single Family Mtg Rev Ser A .............  *       04/01/16       293,220
    1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
            Replacement Proj Ser A (AMBAC Insd) ..................  6.875   11/15/14     1,087,540
    2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
            Ser A ................................................  7.450   11/15/10     2,080,640
    1,790   Southern CA Home Fin Auth Single Family Mtg Rev Pgm B
            (GNMA Collateralized) ................................  6.900   10/01/24     1,857,071
    5,000   Southern CA Pub Pwr Auth Pwr Proj Rev Multi Projs ....  6.750   07/01/12     5,360,300
    2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A ..........  6.750   12/01/21     2,839,017
    1,195   University of CA Rev Ser A (Connie Lee Insd) .........  5.600   09/01/08     1,196,518
    1,255   University of CA Rev Ser A (Connie Lee Insd) .........  5.700   09/01/09     1,255,000
    2,785   Yolo Cnty, CA Hsg Auth Mtg Rev FHA Insd Mtg Waggener
            Ranch Proj (FHA Gtd) .................................  7.000   10/01/33     2,876,209
                                                                                      ------------
                                                                                       213,711,564
                                                                                      ------------

                          7  See Notes to Financial Statements

                       Portfolio of Investments (Continued)
                         August 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------------
         Guam  0.4%
$ 1,000  Guam Arpt Auth Rev Ser B ...............................   6.700%  10/01/23  $    1,010,860
                                                                                      --------------
         Puerto Rico   3.5%

  4,830  Puerto Rico Elec Pwr Auth Pwr Rev Ser P ...............    7.000  07/01/21        5,295,322
  2,500  Puerto Rico Hsg Fin Single Family Mtg Rev
         Portfolio 1 C (GNMA Collateralized) ...................    6.850  10/15/23        2,623,200
                                                                                      --------------
                                                                                           7,918,522
                                                                                      --------------
         U. S. Virgin Islands   3.1%
6,750    Virgin Islands Pub Fin Auth Rev Matching
         Fd Ln Nts Ser A Rfdg ..................................    7.250  10/01/18        7,135,290
                                                                                      --------------
Total Long-Term Investments 99.8%
   (Cost $217,659,107) <F1>.........................................................     229,776,236
Short-Term Investments at Amortized Cost  0.1%......................................         300,000
Other Assets in Excess of Liabilities   0.1%........................................         122,005
                                                                                      --------------
Net Assets  100%....................................................................  $  230,198,241
                                                                                      --------------
                                                                                      --------------
*Zero coupon bond


<F1>  At August 31, 1995, cost for federal income tax purposes is $217,659,107;
      the aggregate gross unrealized appreciation is $12,888,110 and the aggregate gross unrealized depreciation is $770,981, resulting in net unrealized appreciation of $12,117,129.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.

<F4>  Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.


The following table summarizes the portfolio composition at August 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


           Portfolio Composition by Credit Quality
                     AAA...........  42.9%
                     AA............   2.6
                     A.............  26.3
                     BBB...........  10.9
                     BB............   0.6
                     Non-Rated.....  16.7
                                    ------
                                    100.0%
                                    ------
                                    ------


                      8  See Notes to Financial Statements

                        Statement of Assets and Liabilities
                                August 31, 1995
----------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $217,659,107) (Note 1).....................  $  229,776,236
Short-Term Investments (Note 1)...............................................         300,000
Cash..........................................................................          27,933
Receivables:
  Interest....................................................................       3,278,660
  Investments Sold............................................................          30,000
Unamortized Organizational Expenses (Note 1)..................................           6,438
                                                                                ---------------
    Total Assets..............................................................     233,419,267
                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased.......................................................       2,680,000
  Income Distributions - Common and Preferred Shares..........................         220,221
  Investment Advisory Fee (Note 2)............................................         135,229
  Administrative Fee (Note 2).................................................          38,637
Accrued Expenses..............................................................         146,939
                                                                                ---------------
    Total Liabilities.........................................................       3,221,026
                                                                                ---------------
Net Assets....................................................................  $  230,198,241
                                                                                ---------------
                                                                                ---------------
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,500 issued
  with liquidation preference of $50,000 per share) (Note 5)..................  $   75,000,000
                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,623,295 shares issued and outstanding) ................          96,233
Paid in Surplus ..............................................................     142,409,372
Net Unrealized Appreciation on Investments....................................      12,117,129
Accumulated Undistributed Net Investment Income...............................       1,602,546
Accumulated Net Realized Loss on Investments..................................      (1,027,039)
                                                                                ---------------
    Net Assets Applicable to Common Shares....................................     155,198,241
                                                                                ---------------
Net Assets....................................................................  $  230,198,241
                                                                                ---------------
                                                                                ---------------
Net Asset Value Per Common Share ($155,198,241 divided
  by 9,623,295 shares outstanding)............................................  $        16.13
                                                                                ---------------
                                                                                ---------------

                     9  See Notes to Financial Statements


                      Statement of Operations
                  For the Year Ended August 31, 1995
--------------------------------------------------------------------------------
Investment Income:
Interest........................................................  $   14,671,179
                                                                  ---------------
Expenses:
Investment Advisory Fee (Note 2)................................       1,556,940
Administrative Fee (Note 2).....................................         444,840
Preferred Share Maintenance (Note 5)............................         205,365
Legal (Note 2)..................................................          23,199
Trustees Fees and Expenses (Note 2).............................          21,742
Amortization of Organizational Expenses (Note 1)................           5,993
Other...........................................................         202,021
                                                                  ---------------
    Total Expenses..............................................       2,460,100
                                                                  ---------------
Net Investment Income...........................................  $   12,211,079
                                                                  ---------------
                                                                  ---------------
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...........................................  $   36,451,072
  Cost of Securities Sold.......................................     (37,038,560)
                                                                  ---------------
Net Realized Loss on Investments ...............................        (587,488)
                                                                  ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................       6,489,672
  End of the Period.............................................      12,117,129


                                                                  ---------------
Net Unrealized Appreciation on Investments During the Period....       5,627,457
                                                                  ---------------
Net Realized and Unrealized Gain on Investments.................  $    5,039,969
                                                                  ---------------
                                                                  ---------------
Net Increase in Net Assets from Operations......................  $   17,251,048
                                                                  ---------------
                                                                  ---------------

                    10  See Notes to Financial Statements

                 Statement of Changes in Net Assets
             For the Years Ended August 31, 1995 and 1994
-----------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                     August 31, 1995  August 31, 1994
-----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $   12,211,079   $   12,374,994
Net Realized Loss on Investments...................................        (587,488)        (413,254)
Net Unrealized Appreciation/Depreciation on
  Investments During the Period....................................       5,627,457      (15,869,196)
                                                                     ---------------  ---------------
Change in Net Assets from Operations ..............................      17,251,048       (3,907,456)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares....................................................     (10,104,283)     (10,104,349)
  Preferred Shares.................................................      (2,997,032)      (2,264,701)
                                                                     ---------------  ---------------

                                                                        (13,101,315)     (12,369,050)
                                                                     ---------------  ---------------
Distributions from and in Excess of Net Realized
  Gain on Investments (Note 1):
  Common Shares....................................................         (21,171)        (523,507)
  Preferred Shares.................................................          (5,130)         (90,413)
                                                                     ---------------  ---------------

                                                                            (26,301)        (613,920)
                                                                     ---------------  ---------------
Total Distributions................................................     (13,127,616)     (12,982,970)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities................       4,123,432      (16,890,426)

Net Assets:
Beginning of the Period............................................     226,074,809      242,965,235
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
  $1,602,546 and $2,492,782, respectively).........................  $  230,198,241   $  226,074,809
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------

                          11  See Notes to Financial Statements


                                      Financial Highlights
               The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------------
                                                                               September 27, 1991
                                                                                    (Commencement
                                         Year Ended August 31                       of Investment
                                         -----------------------------------       Operations) to
                                         1995        1994         1993            August 31, 1992
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period <F1>...................  $  15.699   $  17.454    $  15.816   $            14.805
                                         ----------  -----------  ----------  -------------------
  Net Investment Income................      1.269       1.286        1.305                 1.038
  Net Realized and Unrealized
    Gain/Loss on Investments...........       .523      (1.693)       1.658                  .870
                                         ----------  -----------  ----------  -------------------
Total from Investment Operations.......      1.792       (.407)       2.963                 1.908
                                         ----------  -----------  ----------  -------------------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders........       1.050       1.050         .981                 .698
    Common Share Equivalent
      of Distributions Paid to
      Preferred Shareholders...........        .311        .235         .206                 .199
  Distributions from and in Excess
    of Net Realized Gain on
    Investments (Note1):
    Paid to Common Shareholders........        .002        .054         .110                  -0-
    Common Share Equivalent
    of Distributions Paid to
    Preferred Shareholders.............        .001        .009         .028                  -0-
                                         ----------  -----------  ----------  -------------------
Total Distributions....................       1.364       1.348        1.325                 .897
                                         ----------  -----------  ----------  -------------------
Net Asset Value, End of the Period.....  $   16.127  $   15.699   $   17.454  $            15.816
                                         ----------  -----------  ----------  -------------------
Market Price Per Share
  at End of the Period.................  $   15.000  $   15.500   $   16.750  $            15.125
Total Investment Return at Market
  Price (Non-Annualized) <F2>..........       3.95%       (.90%)      18.66%                5.69%
Total Return at Net Asset
  Value (Non-Annualized) <F3>..........      10.02%      (3.81%)      17.89%               11.80%
Net Assets at End of the Period
  (In millions)........................  $    230.2  $    226.1   $    243.0  $             227.2
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares (Annualized)...........       1.66%       1.62%        1.58%                1.55%
Ratio of Expenses to Average
  Net Assets (Annualized)..............       1.10%       1.10%        1.07%                1.09%
Ratio of Net Investment Income
  to Average Net Assets Applicable to
  Common Shares
  (Annualized) <F4>....................       6.22%        6.34%       6.70%                6.09%
Portfolio Turnover.....................      15.75%        6.56%      26.10%               93.29%

<F1>  Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in the value of the Trust's asset with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.


                12      See Notes to Financial Statements


                      Notes to Financial Statements
                             August 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on September 27, 1991.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis.Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income - Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses - The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs are being amortized on a straight line basis over the 60-month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the"Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substan-


                                   13

                 Notes to Financial Statements (Continued)
                           August 31, 1995
--------------------------------------------------------------------------------

tially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1995, the Trust had an accumulated capital loss carry forward for tax purposes of $549,842, which will expire on August 31, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains - The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended August 31, 1995, the Trust recognized expenses of approximately $19,000 representing VKAC's or the Adviser's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of the Adviser and VKAC. The Trust does not compensate its officers or trustees who are officers of the Adviser or VKAC.


                               14

                     Notes to Financial Statements (Continued)
                             August 31, 1995
--------------------------------------------------------------------------------

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at August 31, 1995, was approximately $22,800.
  At August 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended August 31, 1995, were $34,626,766 and $37,038,560, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.
  Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  A. An Inverse Floating security is one where the coupon is inversely indexed to a short term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.
  B. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.
  C. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.


                                    15

                      Notes to Financial Statements (Continued)
                               August 31, 1995
--------------------------------------------------------------------------------

5. Preferred Shares
The Trust has outstanding 1,500 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on August 31, 1995, was 3.74%. During the year ended August 31, 1995, the rates ranged from 3.160% to 4.875%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.


                                  16


                         Independent Auditors' Report


The Board of Trustees and Shareholders of
Van Kampen Merritt California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt California Quality Municipal Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP
Chicago, Illinois
October 4, 1995


                                   17


                        Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
            One Parkview Plaza, Oakbrook Terrace, IL 60181
                        Attn: Closed-End Funds


                                18


Funds Distributed by Van Kampen American Capital


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


                                   19


Van Kampen Merritt California Quality Municipal Trust

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer


Investment Adviser

Van Kampen American Capital
Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

                           20